SCHEDULE 14A-A
(Rule 14a-101)
(Amendment No. 1)
INFORMATION REQUIRED IN PROXY STATEMENT
 SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
 of the Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Solicitation Material Under Rule 14a-12

BLACKRIDGE TECHNOLOGY INTERNATIONAL, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

EXPLANATORY NOTE

This Amendment No. 1 amends and restates in its entirety the Definitive Proxy Statement and related Proxy Card of BlackRidge Technology International, Inc. (the "Company") that was originally filed with the Securities and Exchange Commission on July 11, 2018. The purpose of this Amendment No. 1 is to amend the date of the Company's 2018 Annual Meeting of Stockholders from August 7, 2018 to August 16, 2018. No other changes have been made to the original Definitive Proxy Statement and Proxy Card.

BLACKRIDGE TECHNOLOGY INTERNATIONAL, INC.
5390 Kietzke Lane, Suite 104
Reno, Nevada 89511

July 13, 2018

To the Stockholders of Blackridge Technology International, Inc.:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders (the "Annual Meeting") of Blackridge Technology International, Inc., a Nevada corporation (the "Company"), to be held at 10:00 a.m. Pacific time on August 16, 2018, at the Company's headquarters at 5390 Kietzke Lane, Suite 104, Reno, Nevada 89511 to consider and vote upon the following proposals:
1.
The election of each of Robert Graham, John Hayes, Robert Lentz, Thomas Bruderman, J. Allen Kosowsky and Brent Bunger (each current members of the Company's Board of Directors (the "Board")) as common stock directors of the Company and the election of Robert Zahm (also a current member of the Board) as Series A preferred stock director of the Company, with each to serve on the Board until the next Annual Meeting of Stockholders or until his successor is elected and qualified or until his earlier death, resignation or removal;

2.
The ratification of the previous appointment by the Audit Committee of the Board of Haynie & Company (the "Auditor") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.
To approve the adoption of an amendment to the Company's Amended and Restated Articles of Incorporation, as amended, to increase the authorized common stock, par value $0.001 per share, from 200,000,000 shares to 500,000,000 shares and the authorized preferred stock, par value $0.001 per share, from 10,000,000 shares to 50,000,000 shares; and

4.	To undertake such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES FOR AND "FOR" EACH OF THE OTHER PROPOSALS TO BE SUBMITTED AT THE ANNUAL MEETING.

Pursuant to the provisions of the Company's bylaws, as amended, the Board of Directors has fixed the close of business on July 3, 2018 as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. Accordingly, only stockholders of record at the close of business on July 3, 2018 are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.  Please carefully review the attached notice and proxy statement for a more complete statement of matters to be considered at the Annual Meeting.

Your vote is very important to us regardless of the number of shares you own.  Whether or not you are able to attend the Annual Meeting in person, please read the proxy statement and promptly vote your proxy by completing, dating, signing and returning the enclosed proxy to assure representation of your shares at the Annual Meeting. Granting a proxy will not limit your right to vote in person if you wish to attend the Annual Meeting and vote in person.

By Order of the Board of Directors,

/s/ Robert Graham
Robert Graham
President and Chief Executive Officer, Director

BLACKRIDGE TECHNOLOGY INTERNATIONAL, INC.
5390 Kietzke Lane, Suite 104
Reno, Nevada 89511

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on August 16,  2018

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Blackridge Technology International, Inc. (the "Company") for use at the 2018 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m. local time on August 16, 2018, at the Company's headquarters at 5390 Kietzke Lane, Suite 104, Reno, Nevada 89511, for the following purposes:
1.
The election of each of Robert Graham, John Hayes, Robert Lentz, Thomas Bruderman, J. Allen Kosowsky and Brent Bunger (each current members of the Company's Board of Directors (the "Board")) as common stock directors of the Company and the election of Robert Zahm (also a current member of the Board) as Series A preferred stock director of the Company, with each to serve on the Board until the next Annual Meeting of Stockholders or until his successor is elected and qualified or until his earlier death, resignation or removal;

2.
The ratification of the previous appointment by the Audit Committee of the Board of Haynie & Company as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.
To approve the adoption of an amendment to the Company's Amended and Restated Articles of Incorporation, as amended, to increase the authorized common stock, par value $0.001 per share, from 200,000,000 shares to 500,000,000 shares and the authorized preferred stock, par value $0.001 per share, from 10,000,000 shares to 50,000,000 shares (the "Charter Amendment Proposal"); and

4.	To undertake such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

The Board unanimously recommends a vote "FOR" the election of the director nominees and "FOR" each of the other proposals submitted at the Annual Meeting.

Holders of record of our common stock at the close of business on July 3, 2018 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. However, to assure your representation at the Annual Meeting, please vote your proxy by completing, dating, signing and returning the enclosed proxy. Even if you have previously submitted your proxy, you may choose to vote in person at the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please read the proxy statement and then promptly vote your proxy to ensure your representation at the Annual Meeting. Each share of common stock entitles the holder thereof to one vote.

We are furnishing proxy materials on the internet in addition to mailing paper copies of the materials to each of our stockholders of record. You may also access the materials for the Annual Meeting as well as our other public filings (all of which you are urged to read carefully) by visiting our website: https://ir.blackridge.us/all-sec-filings.

Your vote is important, regardless of the number of shares you own. The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of the common stock and the holders of the Series A preferred stock on an as converted basis, voting as a single class, is required to elect Robert Graham, John Hayes, Robert Lentz, Thomas Bruderman, J. Allen Kosowsky and Brent Bunger as directors of the Company and the affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of the Series A preferred stock, voting as a separate class,  is required to elect Robert Zahm as a director of the Company. The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of common stock and the holders of the Series A preferred stock, voting as a single class, is required to ratify the appointment of the Auditor. Both the affirmative vote of a majority of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting and the affirmative vote of a majority of the issued and outstanding shares of Series A preferred stock entitled to vote at the Annual Meeting, voting as separate classes, is required for approval of the Charter Amendment Proposal.

A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the principal executive offices of the Company for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being disseminated to stockholders on or about July 13, 2018.

By Order of the Board of Directors,

/s/ Robert Graham
Robert Graham
President and Chief Executive Officer, Director

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF THE DIRECTOR NOMINEES AND EACH OF THE OTHER PROPOSALS.

PROXY STATEMENT

BLACKRIDGE TECHNOLOGY INTERNATIONAL, INC.
ANNUAL MEETING OF STOCKHOLDERS
To be held at 10:00 a.m. local time on August 16, 2018
at the Company's headquarters at 5390 Kietzke Lane, Suite 104, Reno, Nevada 89511

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

The Company has delivered printed versions of these materials by mail to holders of record and has otherwise made these materials available on the internet in connection with the Company's solicitation of proxies for use at our 2018 Annual Meeting of Stockholders (the "Annual Meeting"), which will take place at August 16, 2018 at 10:00 a.m. local time, at the Company's headquarters at 5390 Kietzke Lane, Suite 104, Reno, Nevada 89511, and any postponement(s) or adjournment(s) thereof.

This proxy statement gives you information on each of the proposals put forth by Board of Directors (the "Board") so that you can make an informed decision. These materials were first sent or given to all stockholders of record entitled to vote at the Annual Meeting on or about July 13, 2018.

In this proxy statement, we refer to Blackridge Technology International, Inc. as the "Company," "we," "us" or "our" or similar terminology.

What is included in these materials?

If you are a holder of our common stock, par value $0.001 per share, or of our Series A preferred stock, par value $0.001 per share, you will have received a printed version of the proxy materials, which include:

•	This proxy statement for the Annual Meeting;

•	A proxy card along with voting instructions; and

•	The Company's Annual Report on Form 10-K, as amended, for the year ended December 31, 2017 (the "Annual Report").

Who can vote at the Annual Meeting of stockholders?

Stockholders who owned shares of our common stock and Series A preferred stock on July 3, 2018 (the "Record Date") may attend and vote at the Annual Meeting. There were 78,726,027 shares of common stock and 3,594,610 shares of Series A preferred stock outstanding on the Record Date. Each share of common stock entitles the holder thereof to one vote. Each share of Series A preferred stock entitles the holder thereof to 13.0394 votes.

What is the proxy card?

The proxy card enables you to appoint Robert Graham, our President and Chief Executive Officer, and/or John Bluher, our Chief Financial Officer, Treasurer and Secretary, as your representative at the Annual Meeting. By completing and returning the proxy card (or voting online or by telephone, if permissible and as described herein), you are authorizing these persons to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote:

1.
The election of each of Robert Graham, John Hayes, Robert Lentz, Thomas Bruderman, J. Allen Kosowsky and Brent Bunger (each current members of the Company's Board of Directors (the "Board")) as common stock directors of the Company and the election of Robert Zahm (also a current member of the Board) as Series A preferred stock director of the Company, with each to serve on the Board until the next Annual Meeting of Stockholders or until his successor is elected and qualified or until his earlier death, resignation or removal;

2.
The ratification of the previous appointment by the Audit Committee of the Board of Haynie & Company (the "Auditor") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.
To approve the adoption of an amendment to the Company's Amended and Restated Articles of Incorporation, as amended, to increase the authorized common stock, par value $0.001 per share, from 200,000,000 shares to 500,000,000 shares and the authorized preferred stock, par value $0.001 per share, from 10,000,000 shares to 50,000,000 shares (the "Charter Amendment Proposal"); and

4.	To undertake such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote "FOR" the election of the director nominees and "FOR" each of the other proposals being put before our stockholders at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Action Stock Transfer Corp., you are a "stockholder of record" who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held "in street name," and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement as mailed to you by your broker; however, you will not be able to vote in person at the Annual Meeting.

If I am a holder of record of common stock and/or Series A preferred stock, how do I vote?

There are two ways to vote:

(1) In person.  If you are a holder of record of our common stock and/or Series A preferred stock, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

(2) By mail.  As described above, all holders of record of our common stock and/or Series A preferred stock will receive printed versions of the proxy materials, including the proxy card. As such, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares of our common stock held in street name, how do I vote?

(1) In person.  If you are a beneficial owner of shares of our common stock held in street name and you wish to vote in person at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

(2) By mail.  If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	sending a written notice to John Bluher, our Chief Financial Officer, Treasurer and Secretary, stating that you would like to revoke your proxy of a particular date;

•	signing another proxy card with a later date and returning it before the polls close at the Annual Meeting; or

•	attending the Annual Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name and you do not sign and return your proxy card, your shares will not be voted on non-routine matters. Your broker could vote on routine matters without instructions from you.

If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted.

How are votes counted?

You may vote "for," "against," or "abstain" on each of the proposals being placed before our stockholders. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as "non-routine" matters. The election of directors is "non-routine."  Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The Charter Amendment Proposal and the ratification of the appointment of the Auditor are "routine" matters and therefore a broker may vote on these matters without instructions from the beneficial owner as long as instructions are not given.
How many shares must be present or represented to conduct business at the Annual Meeting?

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of the common stock and Series A preferred stock outstanding as of the Record Date must be present in person or represented by proxy. "Broker non-votes," which are described above, and abstentions are counted for the purpose of determining the presence of a quorum. In order to meet the quorum requirement for holding the Annual Meeting and transacting business, holders of at least 39,363,014 shares of our common stock and holders of at least 1,797,306 shares of our Series A preferred stock must be present in person or represented by proxy at the Annual Meeting.
How many votes are required to elect the director nominees of the Company?

In the election of the directors, the six people receiving the highest number of affirmative votes from holders of our common stock and holders of our Series A preferred stock, voting as a single class, will be elected as common stock directors. The one person receiving the highest number of affirmative votes from holders of our Series A preferred stock, voting as a separate class, will be elected as Series A preferred stock director.

How many votes are required to ratify the Board's appointment of the Auditor?

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of common stock and holders of our Series A preferred stock, voting as a single class, is required to ratify the previous appointment by the Audit Committee of the Board of the Auditor as our independent registered public accounting firm for the year ending December 31, 2018.

How many votes are required to approve the Charter Amendment Proposal?

Both the affirmative vote of a majority of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting and the affirmative vote of a majority of the issued and outstanding shares of Series A preferred stock entitled to vote at the Annual Meeting, voting as separate classes, is required for approval of the Charter Amendment Proposal.

What happens if I don't indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be voted "FOR" the director nominees and "FOR" the other proposals being placed before our stockholders at the Annual Meeting.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election at the Annual Meeting and then published in the Company's Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

You can contact our Chief Financial Officer, Treasurer and Secretary, John Bluher, by telephone at (855) 807-8776, or by sending a letter to Mr. Bluher at the offices of the Company at 5390 Kietzke Lane, Suite 104, Reno, Nevada 89511 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

General

This proxy statement is being furnished to you, as a stockholder of Blackridge Technology International, Inc., as part of the solicitation of proxies by our Board for use at the Annual Meeting to be held on August 16, 2018, and any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held on at 10:00 a.m. local time on August 16, 2018, at the Company's headquarters at 5390 Kietzke Lane, Suite 104, Reno, Nevada 89511, or such other date, time and place to which the Annual Meeting may be adjourned or postponed. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

1.
The election of each of Robert Graham, John Hayes, Robert Lentz, Thomas Bruderman, J. Allen Kosowsky and Brent Bunger (each current members of the Board as common stock directors of the Company and the election of Robert Zahm (also a current member of the Board) as Series A preferred stock director of the Company, with each to serve on the Board until the next Annual Meeting of Stockholders or until his successor is elected and qualified or until his earlier death, resignation or removal;

2.	The ratification of the appointment by the Audit Committee of the Board of the Auditor as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018;

3.	The approval of the Charter Amendment Proposal; and

4.	To undertake such other matters as may properly come before the Annual Meeting or any lawful adjournment or postponement thereof.

Recommendations of the Board

After careful consideration, the Board has unanimously determined to recommend that stockholders vote (i) "FOR" the director nominees, (ii) "FOR" the ratification of the appointment of the Auditor as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 and (iii) "FOR" the Charter Amendment Proposal.

Record Date and Voting Power

Our Board fixed the close of business on July 3, 2018, as the Record Date for the determination of the outstanding shares of common stock entitled to notice of, and to vote on, the matters presented at this Annual Meeting. As of the Record Date, there were 78,726,027 shares of common stock and 3,594,610 shares of Series A preferred stock outstanding. Each share of common stock entitles the holder thereof to one vote. Each share of Series A preferred stock entitles the holder thereof to 13.0394 votes.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the Annual Meeting if the holders of 39,363,014 shares of common stock (representing a majority of the common stock outstanding and entitled to vote at the Annual Meeting) and the holders of 1,797,306 shares of Series A preferred stock (representing a majority of the Series A preferred stock outstanding and entitled to vote at the Annual Meeting) is represented in person or by proxy. Abstentions and broker non-votes will count as present for purposes of establishing a quorum.

In the election of the directors, the six people receiving the highest number of affirmative votes from holders of our common stock and holders of our Series A preferred stock, voting as a single class, will be elected as common stock directors. The one person receiving the highest number of affirmative votes from holders of our Series A preferred stock, voting as a separate class, will be elected as Series A preferred stock director. Abstentions and broker non-votes will have no effect on this proposal.

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of common stock and holders of Series A preferred stock, voting as a single class, is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2018. Abstentions will have no effect on this proposal. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of common stock.

Both the affirmative vote of a majority of the issued and outstanding shares of common stock entitled to vote at the Annual Meeting and the affirmative vote of a majority of the issued and outstanding shares of Series A preferred stock entitled to vote at the Annual Meeting, voting as separate classes, is required for approval of the Charter Amendment Proposal. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of common stock.

Voting

There are two ways to vote if you are a holder of record of common stock and/or Series A preferred stock:

(1) In person.  If you are a holder of record of common stock and/or Series A preferred stock, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

(2) By mail.  You may vote by mail. As described above, all holders of record of our common stock and/or Series A preferred stock will receive printed versions of the proxy materials, including the proxy card. As such, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

There are two ways to vote if you are a beneficial owner of shares of common stock held in street name:

 (1) In person.  If you are a beneficial owner of shares of common stock held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

(2) By mail.  If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at this year's Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed a proxy card or submitted an electronic vote and not revoked such proxy card or vote, your proxy will vote on such other matters in accordance with your proxies' best judgment.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares of common stock as of the Record Date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares of common stock.

Our Board is asking for your proxy. Giving your proxy to the individuals named herein as designated by the Board means you authorize those individuals (who are our named executive officers) to vote your shares of common stock and/or Series A preferred stock at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for the director nominees or each proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted "FOR" the election of the director nominees, "FOR" the other proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact John Bluher, Chief Financial Officer, Treasurer and Secretary of the Company, at (855) 807-8776, or by sending a letter to Mr. Bluher at the offices of the Company at 5390 Kietzke Lane, Suite 104, Reno, Nevada 89511.

Stockholders who hold their shares of common stock in "street name," meaning that a broker or other nominee is the record holder of their common stock, must either direct the record holder of their shares to vote their shares or obtain a proxy or voting instruction from the record holder to vote their shares at the Annual Meeting.

Expenses

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with John Bluher, Chief Financial Officer, Treasurer and Secretary of the Company, either (i) a written notice of revocation bearing a date later than the date of such proxy, (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares of common stock are held in the name of a broker or other nominee who is the record holder, you must follow the instruction of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock and/or Series A preferred stock and their proxy holders we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with photo identification at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of the Company as of the Record Date as acceptable proof of ownership.

No Right of Appraisal

None of Nevada law, our Amended and Restated Articles of Incorporation, as amended, or our bylaws, as amended (the "Bylaws"), provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Principal Offices

The principal executive offices of the Company are located at 5390 Kietzke Lane, Suite 104, Reno, Nevada 89511. The Company's telephone number at such address is (855) 807-8776.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEES AND "FOR" EACH OF THE OTHER PROPOSALS TO BE SUBMITTED AT THE MEETING.

PROPOSAL 1
 ELECTION OF DIRECTORS

Introduction

The Board has nominated each of Robert Graham, John Hayes, Robert Lentz, Thomas Bruderman, J. Allen Kosowsky and Brent Bunger as common stock directors of the Company and Robert Zahm as the Series A preferred stock director, with each to serve on the Board until the next Annual Meeting of Stockholders or until his successor is elected and qualified or until his earlier death, resignation or removal to stand for re-election at the Annual Meeting. Stockholders will be asked to elect the director nominees named herein, who, if elected, will each hold office until the next Annual Meeting of Stockholders or until his successor is elected and qualified or until his earlier death, resignation or removal. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of the director nominees named herein.

We have been advised by each of the director nominees that he is willing to be named as a nominee and is willing to continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person as nominee, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

For the biographies of our director nominees and other related information, please see the "Directors, Executive Officers and Corporate Governance" section of this proxy statement.

Board Qualifications

We believe that the collective skills, experiences and qualifications of the director nominees provide our Board with the expertise and experience necessary to advance the interests of our stockholders. We believe Mr. Robert Graham is well-qualified to serve as a member of our Board because he is a seasoned executive with broad business and entrepreneurial experience in the technology and services industry, from Fortune 500 firms to start-ups and an extensive background in venture capital, engineering, marketing, sales, and operations. We believe Mr. Hayes is well-qualified to serve as a member of our Board because he is a technology entrepreneur who specializes in cyber security, networking, I/O interface design, storage architecture, and communications protocols, with a proven track record of bringing concepts to market and is able to clearly communicate complex ideas to diverse audiences. We believe Mr. Lentz is well-qualified to serve as a member of our Board because of his extensive experience in the cyber and identity security, including serving as the first Deputy Assistant Secretary of Defense for cyber and identity security in the Department of Defense, serving as Chief of Network Security at the first National Computer Security Center and serving on the board of directors of multiple high tech companies. We believe Mr. Bruderman is well-qualified to serve as a member of our Board because of his extensive financial management and board experience with technology companies which will make him an asset to our Board in setting strategy and managing our financial and industry growth plans. We believe Mr. Kosowsky is well-qualified to serve as a member of our Board because of his extensive accounting experience and financial expertise and training. We believe Mr. Zahm is well-qualified to serve as a member of our Board because of his deep expertise in information technology, corporate strategy and management and in the financial services market that will be an asset to our Board as we develop and expand our enterprise go to market strategies. We believe Mr. Bunger is well-qualified to serve as a member of our Board because of his extensive experience in financial and asset management.

Required Vote

In the election of the directors, the six people receiving the highest number of affirmative votes from holders of our common stock and holders of our Series A preferred stock, voting as a single class, will be elected as common stock directors. The one person receiving the highest number of affirmative votes from holders of our Series A preferred stock, voting as a separate class, will be elected as Series A preferred stock director. Abstentions will have no effect on this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL 2
 RATIFICATION OF AUDITOR

Introduction

Haynie & Company has previously been appointed by the Audit Committee of our Board to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2018. Stockholders will be asked to ratify the appointment of the Auditor to serve as our independent auditors.  The Audit Committee of the Board is directly responsible for appointing the Company's independent registered public accounting firm.  The Audit Committee of the Board is not bound by the outcome of this vote but will consider these voting results when selecting our independent auditor for fiscal year 2018.  A representative of the Auditor is not expected to be present at the Annual Meeting.

The Audit Committee reviews and approves the audit and non-audit services to be provided by our independent registered public accounting firm during the year, considers the effect that performing those services might have on audit independence and approves management's engagement of our independent registered public accounting firm to perform those services. The Audit Committee reserves the right to appoint a different independent registered public accounting firm at any time during the year if the Audit Committee and the Board believe that a change is in the best interest of our company and our stockholders.

Pritchett, Siler & Hardy, P.C. served as our independent registered public accounting firm for the fiscal years ended December 31, 2016.

Haynie & Company served as our independent registered public accounting firm for the fiscal years ended December 31, 2017.  Haynie & Company was appointed on January 1, 2018 to audit our 2017 year end.

During the fiscal years ended December 31, 2017 and 2016, fees for services provided by Pritchett, Siler & Hardy, P.C. were as follows.  No fees were paid to Haynie & Company during the fiscal years ended December 31, 2017 and 2016:

	Year Ended
	December 31,
	2017	2016

Audit Fees (1)	$104,312	$40,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Total	$104,312	$40,000

(1)  "Audit Fees" consisted of fees billed for services rendered for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q, and other services normally provided in connection with statutory and regulatory filings.  "Audit-Related Fees" consisted of fees billed for due diligence procedures in connection with acquisitions and divestitures and consultation regarding financial accounting and reporting matters.  "Tax Fees" consisted of fees billed for tax payment planning and tax preparation services.  "All Other Fees" consisted of fees billed for services in connection with legal matters and technical accounting research.

It is our policy for all work performed by our principal accountant to be approved in advance by the Audit Committee. All of the services described above were approved in advance by our Audit Committee.

Required Vote

Ratification of the appointment by the Audit Committee of the Board of the Auditor as our independent registered public accounting firm for the fiscal year ending December 31, 2018 requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of common stock and the holders of Series A preferred stock, voting as a single class.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF THE BOARD OF THE AUDITOR AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

PROPOSAL 3
CHARTER AMENDMENT PROPOSAL

Introduction

On June 7, 2018, the Board acted unanimously to adopt the Charter Amendment Proposal to amend our Amended and Restated Articles of Incorporation, as amended (the "Certificate of Incorporation"), to increase the authorized common stock, par value $0.001 per share, from 200,000,000 shares to 500,000,000 shares and the authorized preferred stock, par value $0.001 per share, from 10,000,000 shares to 50,000,000 shares (the "Charter Amendment").  The Board is now asking you to approve the Charter Amendment.

On July 3, 2018, there were 78,726,027 shares of our common stock outstanding. In addition, an aggregate of 20,000,000 shares of common stock were reserved for issuance under our various employee benefit and compensation plans. This leaves 101,273,973 shares of common stock available for future use.

On July 3, 2018, there were an aggregate of 5,000,000 preferred shares designated as Series A preferred stock. This leaves 5,000,000 shares of preferred stock available for future use.

Form of the Amendment

If stockholders approve this proposal, the Company's Amended and Restated Articles of Incorporation, as amended, will be amended to increase the number of shares of common stock the Company is authorized to issue from 200,000,000 to 500,000,000 and the number of shares of common stock the Company is authorized to issue from 10,000,000 to 50,000,000. The par value of the common stock and the preferred stock will remain at $0.001 per share. The amendment would amend Article THIRD of our Amended and Restated Articles of Incorporation, as amended, to read in its entirety as follows:

"AUTHORIZED STOCK: The total number of shares of common stock which the corporation shall have authority to issue is five hundred fifty million (550,000,000) shares, of which (i) five hundred million (500,000,000) shares are designated as common stock, with a par value of $0.001 per share ("Common Stock") and (ii) fifty million (50,000,000) shares are designated as preferred stock, with a par value of $0.001 per share ("Preferred Stock")."

Purpose of the Amendment

The Board is recommending that our shareholders approve an increase in our authorized shares of capital stock primarily to give the Company appropriate flexibility to issue shares for future corporate needs, including for financing, equity incentive and strategic purposes.  The shares may be issued by the Board in its discretion, subject to any further stockholder action required in the case of any particular issuance by applicable law, regulatory agency, or under the rules of any securities exchange. Although there is no present agreement to issue any material amount of shares, the newly authorized shares of common stock and/or preferred stock would be issuable for any proper corporate purpose, including future acquisitions, investment opportunities, capital raising transactions of equity or convertible debt securities, stock splits, stock dividends, issuance under current or future equity compensation plans, employee stock or incentive and savings plans or for other corporate purposes. There are no immediate plans, arrangements, commitments or understandings with respect to issuance of any of the additional shares of common stock and/or preferred stock that would be authorized by the proposed amendment. However, the Board believes that these additional shares will provide the Company with needed ability to issue shares in the future to take advantage of market conditions or favorable opportunities without the potential expense or delay incident to obtaining stockholder approval for a particular issuance.

Rights of Additional Authorized Shares

The additional authorized shares of common stock, if and when issued, would be part of the existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. The Company's stockholders do not have preemptive rights with respect to its common stock. Accordingly, should the Board elect to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase the shares.

Under our Amended and Restated Articles of Incorporation, our Board has the authority, without further action by stockholders, to designate one or more additional series of preferred stock and to fix the voting powers, designations, preferences, limitations, restrictions and relative rights granted to or imposed upon the preferred stock, including dividend rights, conversion rights, voting rights, rights and terms of redemption, liquidation preference and sinking fund terms, any or all of which may be preferential to or greater than the rights of the common stock or Series A preferred stock.

Our Board may authorize the issuance of preferred stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of the common stock and/or Series A preferred stock. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change in our control and may adversely affect the market price of the common stock and the voting and other rights of the holders of common stock or Series A preferred Stock.

Potential Adverse Effects of the Amendment

Future issuances of capital stock or securities convertible into capital stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. In addition, the availability of additional shares of capital stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties.

Effectiveness of the Amendment and Vote Required

If the proposed amendment is adopted, it will become effective upon the filing of a certificate of amendment to our Amended and Restated Articles of Incorporation, as amended, with the Secretary of State of the State of Nevada. The adoption of this amendment requires the approval of a majority of the outstanding shares of common stock entitled to vote.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE CHARTER AMENDMENT PROPOSAL.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Our executive officers are elected by and serve at the discretion of our Board. The following table lists information about our directors and executive officers:

Name	Age	Titles
Robert Graham (*)	68	Chairman, Chief Executive Officer, and President
John Bluher	59	Chief Financial Officer, Treasurer and Secretary
John Hayes (*)	50	Chief Technology Officer and Director
Robert Lentz (*)	65	Director
Thomas Bruderman (*)	48	Director
J. Allen Kosowsky (*)	69	Director
Robert Zahm (*)	55	Director
Brent Bunger (*)	35	Director

* Director nominee

Certain biographical information for the Company's directors and officers is set forth below.

Robert Graham is a co-founder of BlackRidge and has served as its Chairman and CEO since its inception. Mr. Graham is a seasoned executive with broad business and entrepreneurial experience in the technology and services industry, from Fortune 500 firms to start-ups. He has an extensive background in venture capital, engineering, marketing, sales, and operations, along with living and working in non-English speaking environments, including Asia, Europe, and the Americas. Mr. Graham also worked as a technology analyst on the subjects of storage, networking, servers, and services.

John Hayes is a co-founder of BlackRidge and has served as its Chief Technology Officer since its inception. Mr. Hayes is a technology entrepreneur who specializes in cyber security, networking, I/O interface design, storage architecture, and communications protocols. He has a proven track record of bringing concepts to market and is able to clearly communicate complex ideas to diverse audiences. Mr. Hayes is skilled at finding creative solutions for technology and business challenges

John Bluher is the Chief Financial Officer, Treasurer, and Secretary of BlackRidge. Mr. Bluher an attorney and specialist in financial management and operating growing early stage companies. He specializes in capital management, capitalization, structuring mergers and acquisitions, and valuations of public and private companies. Mr. Bluher has significant operating experience managing finance and budgeting and capital allocation models. He has 20 years of experience working or managing multiple departments in public companies and corporate governance. His experience also includes negotiating transactions and purchases, sales of assets and properties, creating value for growth companies and implementing corporate governance plans

Robert Lentz is a Director of BlackRidge and currently the President and CEO of Cyber Security Strategies. Mr. Lentz was the first Deputy Assistant Secretary of Defense for cyber and identity security, in which from November 2007 to October 2009, he led the DoD's transformation to Network Centric Operations including the establishment of US Cyber Command. Since November 2000, he served as the CISO for the Secretary of Defense overseeing global security post 9-11. He previously worked at the NSA from 1975 to 2000, where he served in the first National Computer Security Center and as Chief of Network Security. Mr. Lentz serves on the board of directors of multiple high tech companies, advisor to the University of Maryland University College and on the nominating committee to the Cyber Hall of Fame. Robert holds a BA from St. Mary's College and an MS in national strategy from National Defense University, and attended Harvard Business School.

Thomas Bruderman is the founder and Managing Partner of two alternative asset strategies, VP Theta Management, a public equity hedge fund and MAG Ventures, an early to mid-stage venture fund. Mr. Bruderman has over 25 years of experience in finance and asset management, including his experience as Senior Equity Trader responsible for the healthcare group at Fidelity Investments, and Managing Director of Equity Securities at Merit Capital, a Connecticut-based boutique Investment Bank. Mr. Bruderman serves on the Board of Powercast, Champion Technology Company, Flyp, and Battlefin, and he is a board observer and advisor to Acacia Research Corporation and PNA Innovations. Mr. Bruderman holds a BS in finance from Providence College. Mr. Bruderman has extensive financial management and board experience with technology companies which will make him an asset to our board in setting strategy and managing our financial and industry growth plans.

J. Allen Kosowsky, CPA, is a certified public accountant who since 1985 has conducted business through his own advisory firm. The firm provides services that include business and intellectual property valuations, forensic accounting and financial analysis, and alternative dispute resolutions. Since 2010, Mr. Kosowsky has served as a member of the board, audit committee and as Chair of the nominating and governance committee of Thor Industries, Inc.  From January of 2003 to February of 2010, Mr. Kosowsky served as the Chairman of the Board and Chairman of the audit committee for ON2 Technologies Inc., a U.S. based video compression software company, which was acquired by Google. On September 17, 2016, Mr. Kosowsky became a National Association of Corporate Directors Fellow. Mr. Kosowsky has extensive accounting experience and financial expertise and training, which qualifies him as an "audit committee financial expert" and makes him a significant asset to our board and Company.

Robert Zahm spent the first 23 years of his professional career with Accenture as a management and technology consultant. Since 2010, he has worked as an independent consultant at Whiz Bang Consulting, where he applies his core areas of expertise in large scale system architecture, high performance computing, capital markets trading and clearing systems, and technology organization optimization. Mr. Zahm graduated from the University of Michigan with a BS in Computer Engineering, from Lehigh with an MS in Computer Science, and from the University of Pittsburgh with an MBA in Accounting. Mr. Zahm has deep expertise in information technology, corporate strategy and management and in the Financial Services market that will be an asset to our board and Company as we develop and expand our enterprise go to market strategies.

Brent Bunger has 14 years of experience in the financial industry. He has been with Ilan Investments LLC since 2007 and serving as its Executive Vice President since 2009. During his tenure at Ilan Investments LLC, Mr. Bunger has been significantly involved in leading the strategic direction of property and asset management including, policy, initiatives, technology, financing, acquisitions and dispositions. Prior to that, in 2006, he was an analyst at CharterMac Mortgage Capital/Centerline (now Hunt Mortgage Group) in its commercial mortgage-backed securities and agency multi-family loan underwriting division. Mr. Bunger graduated with honors from Texas A&M University with a BBA in Finance and a minor in Real Estate. He has held a real estate brokerage license in the State of Texas and has been an active Certified Commercial Investment Member since 2007. We believe Mr. Bunger is well-qualified to serve as a member of our Board because of his extensive experience in financial and asset management.

Family Relationships

There are no family relationships among our directors, executive officers or persons nominated or chosen to become directors or executive officers.

Board of Directors

Our board of directors consists of six persons, Robert Graham, John Hayes, Robert Lentz, Thomas Bruderman, J. Allen Kosowsky and Robert Zahm.  Although we are not subject to the listing standards of any national securities exchange or inter-dealer quotation system, based on the definition of independence in the NASDAQ listing standards, Messrs. Lentz, Bruderman, Kosowsky, Zahm and Bunger are considered independent within the meaning of Rule 5605(a)(2) of the NASDAQ Marketplace. Our Board held 4 meetings in 2017. No director attended fewer than 75% of the meetings of the Board or the committees on which he served during 2017. Any recommendation should be addressed in writing to the Board of Directors, c/o Corporate Secretary, 5390 Kietzke Lane, Suite 104, Reno, Nevada 89511.

Our Audit Committee consists of four persons, J. Allen Kosowsky (serving as chair), Robert Zahm, Robert Lentz and Thomas Bruderman.  J. Allen Kosowsky holds a CPA license and serves as the committees "financial expert" in addition to being its chair. The Audit Committee's duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•	Review and assess the adequacy of this Charter at least annually;

•
Review and discuss with the management and independent auditors our annual audited financial statements and quarterly financial statements , our disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the selection, application and disclosure of critical accounting policies and practices used in such financial statements and consider whether to recommend to the Board that the audited financial statements be included our periodic reports;

•
Discuss with management and the independent auditors policies with respect to risk assessment and risk management and the quality and adequacy of our processes and controls that could materially affect our financial statements and financial reporting; and

•	Discuss with the independent auditors any significant changes to our accounting principles and any items required to be communicated by the independent auditors.

The Audit Committee met 4 times in 2017.

Our Compensation Committee consists of three persons, Thomas Bruderman (serving as chair), J. Allen Kosowsky and Robert Zahm. The Compensation Committee's duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

•	Recommend and review our compensation policies and programs periodically for approval by the Board;

•	Advise the board on the compensation of Board members;

•	Approve employment agreements with key corporate executives;

•	Decide on the variable compensation of including special awards for the Chief Executive Officer and other executive members;

•	Inform the Board about policies, programs and key decisions as well as statistical comparisons and benchmarking of compensation levels at key competitors;

•	Review and reassess the adequacy of the Compensation Committee charter; and

•	Conduct an annual self-evaluation of the Compensation Committee's performance.

The Compensation Committee met 5 times in 2017.

Our Nominating and Corporate Governance Committee consists of three persons, Robert Zahm (serving as chair), J. Allen Kosowsky and Robert Lentz. The Nominating and Corporate Governance Committee's duties, which are specified in our Nominating and Corporate Governance Committee Charter, include, but are not limited to:

•	Identify qualified individuals to serve as members of our Board;

•	Review the qualifications and performance of incumbent directors to determine whether to recommend them to the Board as nominees for reelection;

•	Review and consider candidates who may be suggested by any director or executive officer, or by any shareholder if made in accordance with our charter, bylaws and applicable law;

•	Recruit and recommend to the Board qualified nominees for new or vacant positions on the Board;

•	Review and recommend to the Board directors to serve as members of committees of the Board;

•	Review considerations relating to board composition, including size of the board, term and age limits, and the criteria for membership on the Board;

•	Review periodically the management succession plan and recommend formally to the Board a successor when a vacancy occurs; and

•	Review and recommend corporate governance policies.

In identifying candidates for membership on the Board, the Nominating and Corporate Governance Committee takes into account all factors it considers appropriate, which may include (a) ensuring that the Board, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise, local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, time availability, familiarity with our business and industry, independence of thought and an ability to work collegially. The Nominating and Corporate Governance Committee also may consider the extent to which the candidate would fill a present need on the Board. The Nominating and Corporate Governance Committee met 1 time in 2017.

Code of Ethics

We have not previously adopted a Code of Ethics due to the small number of officers and employees and the size of the Company's operations.  It is anticipated that the new board of directors will adopt a Code of Ethics that applies to all of the Company's directors and executive officers serving in any capacity, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Board Leadership Structure and Role in Risk Oversight

Our Board is led by the Chairman, Mr. Graham, who also serves as our President and Chief Executive Officer. Our Board, as a whole, has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees that report on their deliberations to the full Board. In addition, our management regularly communicates with the Board to discuss important risks for their review and oversight, including regulatory risk and risks stemming from periodic litigation or other legal matters in which we are involved. Given the small size of the Board, the Board feels that this structure for risk oversight is appropriate (except for those risks that require risk oversight by independent directors only).

The Board is specifically charged with discussing risk management (primarily financial and internal control risk), and receives regular reports from management, independent auditors, internal audit and outside legal counsel on risks related to, among others, our financial controls and reporting. The Board reviews risks related to compensation and makes recommendations to the Board with respect to whether our compensation policies are properly aligned to discourage inappropriate risk-taking, and is regularly advised by management and, as deemed appropriate, outside legal counsel.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee has been an officer or employee of the Company.  None of such individuals has had any relationships with the Company of the type that is required to be disclosed under Item 404 of Regulation S-K. None of the executive officers of the Company has served as a member of the Board, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who serve on the Board.

Communications with Directors

Shareholders may communicate with the Board or any individual director by sending written communications addressed to the Board, or any individual director, to: BlackRidge Technology International, Inc., Attention: Corporate Secretary, 5390 Kietzke Lane, Reno, NV 89511.  All communications will be compiled by the corporate secretary and forwarded to the Board or any individual director, as appropriate. In order to facilitate a response to any such communication, the Board suggests, but does not require, that any such submission include the name and contact information of the shareholder submitting the communication.

Compliance with Section 16 (a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10 percent of a registered class of our equity securities to file reports of securities ownership and changes in such ownership with the SEC.  Officers, directors, and greater than ten percent shareholders also are required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to us, we believe that all Section 16(a) filing requirements were timely met during 2017.

Executive Compensation

The following table sets forth certain information regarding the annual compensation paid to our principal executive officer and our vice president in all capacities for the fiscal years ended December 31, 2017, 2016 and 2015.  No other person served as an executive officer of the Company or received total annual compensation from the Company in excess of $100,000.
Summary Compensation Table

Name and principal position	Year	Salary		Bonus		Equity Compensation		All other compensation		Total
Robert Graham, CEO and President	2017	$225,000		$100,000	(1)	-		-		$325,000
	2016	$225,000		-		-		-		$225,000
	2015	$225,000		-		-		-		$225,000
John Hayes, CTO	2017	$180,000	(2)	$100,000	(3)	-		-		$280,000
	2016	$180,000		-		-		-		$180,000
	2015	$180,000		-		-		-		-
John Bluher, CFO	2017	$275,000		$38,280	(4)	$900,000	(5)	$30,000	(6)	$1,243,280
	2016	$13,867		-		-		$108,000	(7)	$121,867
	2015	-		-		-		-		-
John B. Hofman, Former President(8)	2017	-		-		-		-		-
	2016	-		-		-		$171,573		$171,573
	2015	-		-		-		$174,695		$174,695
Bruce P. Crane, Former Vice President(9)	2017	-		-		-		-		-
	2016	-		-		-		$6,114		$6,114
	2015	-		-		-		$5,076		$5,076

(1)	Payment of Mr. Graham's 2017 bonus has been deferred as of this proxy statement.
(2)	$73,360 of Mr. Hayes' 2017 salary has been deferred as of this proxy statement.
(3)	Payment of Mr. Hayes' 2017 bonus has been deferred as of this proxy statement.
(4)	Represents performance bonuses paid to Mr. Bluher.
(5)	Represents 1,500,000 shares of restricted common stock granted to Mr. Bluher.
(6)	Represents a car allowance and cost of living adjustment of $2,500 per month.
(7)	Represents payments of consulting fees to Mr. Bluher.
(8)
All Other Compensation consists of: (i) payments made to Big John's Store LLC, a company managed and owned by John Hofman, under an Idaho Management Agreement with Big John's Store LLC for the provision of management services and office and warehouse space in the amount of $150,000 during 2016 and 2015, and $132,000 during 2014; (ii) medical insurance premiums in the amount of $13,823 during 2016, $16,045 during 2015 and $17,455 during 2014; and (iii) contributions to a Health Savings Account for the benefit of Mr. Hofman in the amount of $7,750 during 2016, $8,650 during 2015 and $6,550 during 2014.

(9)
All Other Compensation consists of: (i) expense reimbursement of $1,800 during 2016, 2015 and 2014 and (ii) medical insurance premiums in the amount of $4,314 during 2016, $3,276 during 2015 and $6,873 during 2014.

Additional Compensation

During the year ended December 31, 2017, we paid a stock award to our Chief Financial Officer of 1,500,000 shares valued at $900,000.

We do not have any retirement, pension or profit sharing plans covering our officers or directors, and we are not contemplating implementing any such plans at this time.

Director Compensation

During the year ended December 31, 2017, our nominating and corporate governance committee approved a policy (the "Director Compensation Policy") for the compensation of non-employee members of our Board to attract, retain, and reward individuals and align their financial interest with those of our stockholders.  Only non-employee directors are eligible for compensation under this policy.

The members of our Board have agreed to delay cash payments of earned under the Director Compensation Policy until such time as the Company has a positive earnings before interest, taxes, depreciation or amortization (known as EBITDA).  Until then, delayed payments may be paid in restricted stock as determined by management and the Board.

Initial Award

Under the Director Compensation Policy, when an eligible director initially joins our Board, the eligible director received an initial award of restricted stock units having a value of $30,000.

Annual Awards

Under the Director Compensation Policy, each eligible director shall receive an annual award of $20,000 for their service to the Company.  In addition, the lead independent director and each director servings as committee chair will receive an additional $2,000 to their annual award.

Board Meeting Awards

Under the Director Compensation Policy, each eligible director shall receive $2,000 for their attendance at each Board meeting that they attend.

Director Compensation Table

The following table presents summary information regarding the compensation paid to our non-employee directors for the year ended December 31, 2017:

Director	Board Fees(1)		Other ($)		Total ($)
J. Allen Kosowsky	$60,000	(2)	$59,000	(6)	$119,000
Thomas Bruderman	$58,000	(3)	$-		$58,000
Robert Lentz	$56,000	(4)	$-		$56,000
Robert Zahm	$58,000	(5)	$-		$58,000
Brent Bunger	$-		$-		$-

(1)	Amounts reported in this column represent the aggregate grant date fair value of restricted stock issued as payment of amounts owed.
(2)	Amount paid through the issuance of 100,000 restricted shares of the Company's common stock at $0.60 per share. The common stock has a 10 month vesting period.
(3)	Amount paid through the issuance of 96,666 restricted shares of the Company's common stock at $0.60 per share. The common stock has a 10 month vesting period.
(4)	Amount paid through the issuance of 93,333 restricted shares of the Company's common stock at $0.60 per share. The common stock has a 10 month vesting period.
(5)	Amount paid through the issuance of 96,666 restricted shares of the Company's common stock at $0.60 per share. The common stock has a 10 month vesting period.
(6)
Represents fees paid for consulting services performed outside the scope of Mr. Kosowsky's board duties.  Amount paid through the issuance of 98,334 restricted shares of the Company's common stock at $0.60 per share.  The common stock has a 10 month vesting period.

(7)	Mr. Bunger was appointed as a Board member in May 2018.

Certain Relationships and Related Transactions

Unless otherwise indicated, the terms of the following transactions between related parties were not determined as a result of arm's length negotiations.

As of December 31, 2016, we were indebted to John Hayes, an officer and significant stockholder of the Company, in the aggregate principal amount of $3,813,638 pursuant to demand notes bearing interest at 12% per annum.

As of December 31, 2017, we were indebted to John Hayes, an officer and significant stockholder of the Company, in the aggregate principal amount of $338,000 pursuant to demand notes bearing interest at 12% per annum.

During the year ended December 31, 2017 and 2016, we incurred interest expense on notes to related parties in the aggregate amount of $604,145 and 649,362, respectively.

During the year ended December 31, 2017, we incurred professional expenses in the amount of $90,000, which was paid through the issuance of 150,000 shares of restricted stock, to Robert Lentz, a director, for services related to business development activities performed that were outside the scope of his board position.

During the year ended December 31, 2017, we issued Robert Lentz, a director, 142,740 shares of the Company's common stock as payment for board duties performed in a previous year.

During the year ended December 31, 2017, we incurred professional expenses in the amount of $59,000, which was paid through the issuance of 98,334 shares of restricted stock, to J. Allen Kosowsky, a director, for services related to consulting activities performed that were outside the scope of his board position.

Between February 9, 2017 and March 2, 2017, we issued warrants to purchase 83,334 shares of the Company's common stock at an exercise price per share of $0.60 to John Hayes, an executive officer and significant shareholder, in conjunction with short term advances extended to the Company. The warrants were valued at $15,504 using the Black-Scholes pricing model and were recorded to additional paid in capital.

On March 6, 2017, we issued warrants to purchase 83,334 shares of the Company's common stock at an exercise price per share of $0.60 to Thomas Bruderman, director, in conjunction with short term advances extended to the Company.  The warrants were valued at $12,441 using the Black-Scholes pricing model and were recorded to additional paid in capital.

On August 29, 2017, we issued 44,445 shares of common stock and warrants to purchase an additional 44,445 shares of common stock at a price per share of $0.60 to J. Allen Kosowsky, a director, for gross proceeds of $20,000 or $0.45 per share.  The terms of this issuance were the same as terms offered to non-related parties during the same time period.

On August 29, 2017, we issued 70,000 shares of common stock and warrants to purchase an additional 70,000 shares of common stock at a price per share of $0.60 to Thomas Bruderman, a director, for gross proceeds of $35,000 or $0.45 per share.  The terms of this issuance were the same as terms offered to non-related parties during the same time period.

REPORT OF THE AUDIT COMMITTEE

The following report is provided to stockholders by the members of the Audit Committee of the Board:

The audit committee has reviewed and discussed with our management and Haynie & Company, our independent registered public accounting firm for the fiscal year ended December 31, 2017, the audited financial statements of our company contained in its annual report to stockholders for the year ended December 31, 2017.

The audit committee has received and reviewed the written disclosures and the letter from Haynie & Company required by applicable requirements of the Public Company Accounting Oversight Board regarding Haynie & Company's communications with the audit committee concerning independence, and has discussed with Haynie & Company its independence.

Based on the review and discussions referred to above, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission.

Respectfully submitted,

J. Allen Kosowsky, Chairman
Robert Zahm
Robert Lentz
Thomas Bruderman

The information contained in the foregoing audit committee report will not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor will this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

OTHER INFORMATION

The following table sets forth as of July 3, 2018 the number of shares of the Company's common stock, par value $0.001, owned of record or beneficially by each person known to be the beneficial owner of 5% or more of the issued and outstanding shares of the Company's common stock, and by each of the Company's officers and directors, and by all officers and directors as a group.  On such date, there were 78,726,027 issued and outstanding shares of our common stock and 3,594,610 issued and outstanding shares of our Series A preferred stock.  To the best of our knowledge, each person named below has sole voting and investment power, subject to community property laws where applicable, with respect to the shares shown unless otherwise indicated.

In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of July 3, 2018 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

We know of no arrangements, including pledges, by or among any of the forgoing persons, the operation of which could result in a change of control of the Company

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock	Amount of Number of Share Equivalents(2)		Total Beneficial Ownership	Percentage of Class(3)
Principal Stockholders
AltEnergy Cyber, LLC(4) 137 Rowayton Ave Norwalk, CT 06853	-	10,149,130	(5)	10,149,130	7.48%
Conyers Investments, LLC(6) Phillips Point East #1001 777 S. Flagler Drive West Palm Beach, FL 33401	6,311,006	704,178	(7)	7,015,184	5.55%
Charlie Yalamchili 4420 FM 1960 W STE 224 HOUSTON, TX 77068	2,555,556	11,661,806	(8)	14,217,362	10.36%

Officers and Directors(13)
John Hayes	17,951,611	7,110,230	(9)	25,061,841	18.88%
Robert Graham	4,545,716	829,335	(10)	5,375,051	4.25%
John Bluher	1,500,000	-		1,500,000	1.19%
Robert Lentz	486,074	-		486,074	* %
Thomas Bruderman(11)	366,667	6,478,869	(12)	6,575,536	4.98%
Robert Zahm	96,667	5,296,810	(13)	5,663,477	4.33%
J. Allen Kosowsky	326,109	319,450	(14)	645,559	* %
Brent Bunger	-	-		-	-
All Officers and Directors As Group (8 Persons)	25,272,844	20,034,694		45,307,538	34.54%

* less than 1%
(1)	The address for each named executive officer and director is the same address as the Company.
(2)	Represents number of commons shares issuable upon exercise of warrants, options, and conversion of preferred stock.
(3)	Applicable percentages are based on 125,597,522 shares of common stock outstanding which assumes the conversion of our preferred stock.
(4)	Russ Stidolph is the Managing Member of AltEnergy Cyber, LLC.
(5)	Represents 5,233,826 shares of common stock issuable upon conversion of 402,602 shares of Series A preferred stock and 4,915,304 shares of common stock issuable upon exercise of warrants.
(6)	Christopher Uzpen is the Managing Member of Conyers Investments, LLC.
(7)	Represents shares of common stock issuable upon exercise of warrants.
(8)	Represents shares of common stock issuable upon exercise of warrants.
(9)	Represents 542,945 shares of common stock issuable upon conversion of 41,765 shares of Series A preferred stock and 6,567,285 shares of common stock issuable upon exercise of warrants.
(10)	Represents 829,335 shares of common stock issuable upon conversion of 63,795 shares of Series A preferred stock.
(11)	Includes shares owned by Mr. Bruderman and Mag Ventures, LLC of which Mr. Bruderman is the Managing Member.
(12)	Represents 4,101,123 shares of common stock issuable upon conversion of 315,471 shares of Series A preferred stock and 1,195,687 shares of common stock issuable upon exercise of warrants.
(13)	Represents 4,855,540 shares of common stock issuable upon conversion of 485,554 shares of Series A preferred stock and 166,667 shares of common stock issuable upon exercise of warrants.
(14)	Represents 108,342 shares of common stock issuable upon conversion of 8,334 shares of Series A preferred stock and 211,108 shares of common stock issuable upon exercise of warrants.

Deadline for Submission of Stockholder Proposals for 2019 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2019 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act. Such proposals must be received by the Company at its offices at 5390 Kietzke Lane, Suite 104, Reno, Nevada 89511 no later than April 9, 2019.

Stockholders may present proposals intended for inclusion in our proxy statement for our 2019 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth herein, and otherwise in compliance with, applicable SEC regulations, and the Company's Bylaws, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2019 proxy statement.

Additional Information

Accompanying this proxy statement is a copy of our Annual Report on Form 10-K, as amended, for the year ended December 31, 2017. Such Annual Report includes the Company's audited financial statements for the 2017 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC's website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact John Bluher, Chief Financial Officer, Treasurer and Secretary of the Company, at 5390 Kietzke Lane, Suite 104, Reno, Nevada 89511.

ANNEX A

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT                                         ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

BLACKRIDGE TECHNOLOGY INTERNATIONAL, INC.

2. The articles have been amended as follows: (provide article numbers, if available)

Article Third of the Amended and Restated Articles of Incorporation is amended and restated in its entirety to read as follows: AUTHORIZED STOCK: The total number of shares of common stock which the corporation shall have authority to issue is five hundred fifty million (550,000,000) shares, of which (i) five hundred million (500,000,000) shares are designated as common stock, with a par value of $0.001 per share (“Common Stock”) and (ii) fifty million (50,000,000) shares are designated as preferred stock, with a par value of $0.001 per share (“Preferred Stock”).

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional)   Date:                    Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

A-1

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS ROBERT GRAHAM AND JOHN BLUHER, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK AND/OR SERIES A PREFERRED STOCK, AS APPLICABLE, OF BLACKRIDGE TECHNOLOGY INTERNATIONAL, INC. HELD OF RECORD BY THE UNDERSIGNED ON JULY 3, 2018, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 16, 2018, OR ANY ADJOURNMENT THEREOF.

1.           To elect six common stock directors and one Series A preferred stock director to the Company's Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐	To withhold authority to vote for an individual nominee, mark "For All Except" and write the name of the excepted nominee on the line below.

Robert Graham
John Hayes
Robert Lentz
Thomas Bruderman
J. Allen Kosowsky
Robert Zahm *
Brent Bunger

* Series A director

2.           To ratify the appointment by the Audit Committee of the Board of Haynie & Company as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018:

☐ FOR               ☐ AGAINST             ☐ ABSTAIN

3.           To approve an amendment to the Company's Amended and Restated Articles of Incorporation, as amended, to increase the authorized common stock, par value $0.001 per share, from 200,000,000 shares to 500,000,000 shares and the authorized preferred stock, par value $0.001 per share, from 10,000,000 shares to 50,000,000 shares.

☐ FOR               ☐ AGAINST             ☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR the director nominees and FOR each of the other proposals described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BLACKRIDGE TECHNOLOGY INTERNATIONAL, INC.

Signature of Stockholder(s)

Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.